Exhibit 99.1

March 15, 2018 4Q 2017 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Chris French President and CEO

5 Full Year 2017 Highlights ▪ Revenue Increased 14.3% to $612.0 million compared with 2016. ▪ Operating Income Increased 106.5% to $46.5 million compared with 2016. ▪ Net Income $66.4 million in 2017 compared to a net loss of $0.9 million in 2016. ▪ Adjusted OIBDA $280.9 million; representing a 46% Adjusted OIBDA margin. ▪ Includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17.

6 Fourth Quarter 2017 Highlights ▪ Revenue Decreased 2.5% to $151.6 million compared with Q4'16. ▪ Operating Income Increased 48.4% to $18.1 million compared with Q4'16. ▪ Net Income in Q4'17 Net Income of $60.6 million in Q4'17 compared to a net loss of $0.2 million in Q4'16. Includes the one - time non - cash tax benefit. ▪ Adjusted OIBDA $71.0 million; representing an Adjusted OIBDA margin of 47%.

7 Annual Dividend Paid Every Year Since 1960 Total Dividends Paid per Share (Adjusted for stock splits) l *58th consecutive year of paying a dividend. *

8 Wireless Highlights PCS Subscribers (000s) ▪ Postpaid Subscribers Postpaid subscriber s increased 1.9% over Q4'16 ▪ Prepaid Subscribers Prepaid subscribers increased 9.3% over Q4'16 ▪ Adjusted OIBDA Decreas ed by $7.0 million, down 11.0% in Q4'17 vs Q4'16 (1) Prepaid subscribers reported in the December 2016 and subsequent periods include the impact of a change in policy as to how l ong an inactive customer is included in the customer counts. This policy change, implemented in December 2016, effectively reduced p rep aid customers by approximately 24 thousand. As of September 2017, The Company is no longer including Lifeline subscribers to be consistent with Sprint's policy. Historical customer counts have been adjusted accordingly. (1)

9 Cable Highlights Cable Adjusted OIBDA (in millions) Cable RGUs Continued Growth ▪ Operating revenues $30.5 million, growth of 7.7% over Q4'16 ▪ Q4'17 Adjusted OIBDA $11.3 million, up 21.3% from Q4'16 ▪ 133,086 RGU's at Q4'17, up 0.5% over Q4'16 *Adjusted OIBDA Margin represents Adjusted OIBDA divided by Operating Revenues.

10 Fiber and Tower Highlights ▪ Wireline and Cable fiber lease revenues of $13.2 million , up 16.7% from Q4'16 ▪ 192 towers generated $1.9 million of Adjusted OIBDA in Q4'17, an increase of 18.4% *Fiber Lease Revenue (in millions) Wireless Segment - Mobile Tower Adjusted OIBDA ($ thousands) *Includes both Affiliate and Non - affiliate revenues (in thousands) Q4'17 Q4'16 Operating Income $ 1,423 $ 1,257 Deprec. and Amort. 465 337 Share Based Compensation 10 9 Adjusted OIBDA $ 1,898 $ 1,603

11 Jim Woodward SVP of Finance and CFO

12 Consolidated Quarterly Results Consolidated Results ($ in millions, except per share amounts) Three Months Ended: 12/31/17 12/31/16 Change ($) Change (%) Operating Revenues $ 151.6 $ 155.6 $ (4.0) (2.6)% Operating Income 18.1 12.2 5.9 48.4 % Net Income (1) $ 60.6 $ (0.2) $ 60.8 30,400 % Earnings Per Share: Basic $ 1.23 $ 0.00 $ 1.23 NM* Diluted $ 1.21 $ 0.00 $ 1.21 NM* (1) - 2017 Net Income includes a one - time non - cash tax benefit of $53.4 million as a result of the remeasurement of our deferred tax assets and liabilities as of 12/31/17 to reflect the reduction in the U.S. corporate income tax rate from 35% to 21%. *NM = not meaningful

13 Adjusted OIBDA - Quarterly Results Adjusted OIBDA ($ millions) For the Quarter Ended: 12/31/2017 12/31/2016 Change ($) Change (%) Operating income $ 18.1 $ 12.2 5.9 48 % Plus Depreciation and amortization 43.3 46.7 (3.4) (7)% Plus (Gain) loss on asset sales — 0.1 (0.1) (100)% Plus Share based compensation 0.5 0.5 — — % Plus the benefit received from the waived management fee 9.0 9.0 — — % Plus amortization of intangibles netted in rent expense (0.6) 0.7 (1.3) (186)% Plus temporary back office costs to support the billings operations through migration 1.0 4.8 (3.8) (79)% Less actuarial gains on pension plans (1.4) (4.4) 3.0 (68)% Plus integration and acquisition related expenses 1.1 6.4 (5.3) (83)% Adjusted OIBDA $ 71.0 $ 76.0 (5.0) (7)% Less waived management fee (9.0) (9.0) — — % Continuing OIBDA $ 62.0 $ 67.0 (5.0) (7)%

14 Quarterly Results Adjusted OIBDA by Segment ($ millions) Wireless Cable Wireline Other Q4'17 Q4'16 Q4'17 Q4'16 Q4'17 Q4'16 Q4'17 Q4'16 Operating income $ 11.9 $ 5.3 $ 5.4 $ 3.0 $ 5.4 $ 5.5 $ (4.6) $ (1.6) Plus Depreciation and amortization 33.9 37.6 5.9 6.1 3.3 2.9 0.2 0.1 Plus (Gain) loss on asset sales — — (0.1) 0.1 — (0.1) 0.1 — Plus Share based compensation 0.2 0.3 0.1 0.1 0.1 0.1 0.1 0.1 Plus the benefit received from the waived management fee 9.0 9.0 — — — — — — Plus amortization of intangibles netted in rent expense (0.6) 0.7 — — — — — — Plus temporary back office costs to support the billings operations through migration 1.0 4.7 — — — — — 0.1 Less actuarial gains on pension plans — — — — — — (1.4) (4.4) Plus integration and acquisition related expenses 1.2 6.0 — — — — (0.1) 0.4 Adjusted OIBDA $ 56.6 $ 63.6 $ 11.3 $ 9.3 $ 8.8 $ 8.4 $ (5.7) $ (5.3) Percent Change (11)% 21% 5% 8 % Adjusted OIBDA Margin* 51% 54% 37% 33% 43% 43 % N/A N/A *Adjusted OIBDA Margin represents Adjusted OIBDA divided by Operating Revenues.

15 Wireless Segment – Change in Adjusted OIBDA Q4'17 vs. Q4'16 ($ millions) * nTelos settlements and non - cash straight - line rent adjustments.

16 Cable Segment – Change in Adjusted OIBDA Q4'17 vs. Q4'16 ($ millions)

17 Earle MacKenzie EVP and COO

18 Wireless - Subscriber Growth (1) Prepaid totals in 2015, 2016, and 2017 were adjusted to exclude Lifeline subscribers. (2) Includes approximately 19,000 postpaid and 4,500 prepaid customers acquired from Sprint on 4/6/17.

19 Wireless - Postpaid Subscribers Net Change - Postpaid Gross Additions - Postpaid 3,777 8,643 (1) - New Service Area represents the territory acquired with the Company's May 6, 2016 acquisition of nTelos and exchange transaction with Sprint and the April 6, 2017 Expansion for Parkersburg.

20 Wireless - Postpaid Statistics Postpaid ARPU* Postpaid Churn *ARPU represents Average Revenue Per Unit. See Appendix for reconciliation of Wireless segment operating revenues to Postpaid ARPU.

Wireless - Prepaid Statistics



Gross Additions (000s)
Gross Additions
Net Additions/Losses
36.7
39.4
35.1
37.7
35.2
8.1
7.3
2.6
1.2
(38.3)
Q4'16 (1)
Q1'17
Q2'17
Q3'17
Q4'17



Cumulative Customers (000s)
206.7
214.8
222.0
224.6
225.8
Q4'16 (1)
Q1'17
Q2'17
Q3'17
Q4'17

(1) Prepaid subscribers reported in the Q4'16 and subsequent periods include the impact of a change in policy as to how long an inactive customer is included in the customer counts. This policy change, implemented in December 2016, effectively reduced prepaid customers by approximately 24 thousand.

Note: As of September 2017, The Company is no longer including Lifeline subscribers to be consistent with Sprint's policy. Historical customer counts have been adjusted accordingly.

*ARPU represents Average Revenue Per User. See Appendix for reconciliation of Wireless segment operating revenues to Prepaid ARPU.

SHENTEL

21

22 Wireless - Prepaid Statistics Prepaid Churn Prepaid ARPU* *ARPU represents Average Revenue Per User. See Appendix for reconciliation of Wireless segment operating revenues to Prepaid ARPU. (1) (1) Prepaid subscribers reported in the Q4'16 and subsequent periods include the impact of a change in policy as to how long an inactive customer is included in the customer counts. This policy change, implemented in December 2016, effectively reduced p rep aid customers by approximately 24 thousand. (1)

23 Wireless - Status of Network Enhancements Acquired nTelos Service Area 107 186 220 363 Enhancement # of cell sites ■ Completed ■ Expected Completion in 2018

24 Cable - RGU Growth by Quarter Customers 77,366 77,925 77,305 77,953 77,828 RGU's/Customer 1.71 1.70 1.71 1.71 1.71 ■ Video ■ Voice ■ High Speed Internet

25 Cable - Average Revenue Average Yearly Revenue per RGU Average Yearly Revenue per Customer

26 Cable - Key Operational Results As of December 31, 2017 2016 Homes Passed (1) 184,910 184,710 Total Revenue Generating Units 133,086 132,465 Customer Relationships 77,828 77,366 RGUs per Customer Relationship 1.71 1.71 Video Revenue generating units 46,613 50,618 Penetration 25.2% 27.4 % Digital video penetration 76.2% 77.4 % High - speed Internet Available Homes 184,910 183,826 Revenue generating units 63,918 60,495 Penetration 34.6% 32.9 % Voice Available Homes 182,379 181,089 Revenue generating units 22,555 21,352 Penetration 12.4% 11.8% (1) Homes Passed exclude cable operations in Shenandoah County, VA which are included in Wireline. Wireline includes approximately 16.5k homes passed, 5.0 video customers, and 2.1k cable modem customers.

27 Wireline - Key Operational Results ▪ Access line loss of 2.8% as a result of no longer requiring an access line to purchase internet service . ▪ Effective Q4’15, subscribers were offered a cable modem internet option up to 101 Mbps . ▪ 5,019 video subscribers at December 31, 2017. Access lines (000s) DSL & Cable Modem Customers (000s)

28 Wireline and Cable Fiber Sales ($ millions) Fiber Lease Revenue New External Fiber Lease Contracts * * Estimated amounts represent the first 10 years of expected contract value. Contract Terms range from 36 to 120 months. 27.1 42.6

29 Capital Expenditures Investing in the Future Capex Spending ($ millions) 52% Upgrades and Expansion of Acquired Territories 14% Network Maintenance 13% Success - Based 12% Network Capacity 9% Network Expansion 2018 Capex Budget:

30 Recent Developments Expansion Signed Expansion Agreement on Feb. 1, 2018 with Sprint to expand our wireless service area to include certain areas in Kentucky, Pennsylvania, Tennessee, Virginia and West Virginia, effectively adding 1.1 million POPs. Expansion Includes: ▪ 38 thousand Postpaid Subscribers ▪ 21 thousand Prepaid Subscribers ▪ 105 Cell Sites Plan to invest $56 million over next three years. Opportunity to serve an additional 200k POPs.

31 Wireless Network Expansion Effective February 1,2018

32 Q&A

33 Appendix

34 Non - GAAP Financial Measures Billed Revenue per Prepaid & Postpaid Subscriber Calculation of Billed revenue per subscriber = Gross billed revenue less discounts / Average subscribers / 3 months Gross billed revenue Q4'17 Q4 2016 Wireless segment total operating revenues $ 111,522 $ 117,822 Equipment revenue (1,800) (2,903) Tower lease revenue (2,928) (2,808) Gross billed revenue – prepaid (25,203) (23,101) Sprint prepaid management fee 1,568 1,435 Travel revenue, net (6,610) (6,664) Other revenue (580) (2,125) Wireless service revenue – postpaid 75,969 81,656 Write - offs 6,277 5,388 Sprint postpaid management fee 7,392 7,629 Sprint net service fee 7,899 6,967 Gross billed revenue less discounts – postpaid $ 97,537 $ 101,640 Average Prepaid subscribers 224,288 233,319 Billed revenue per Prepaid subscriber $ 37.46 $ 33.00 Average Postpaid subscribers 731,279 718,896 Billed revenue per Postpaid subscriber $ 44.46 $ 47.13 Dollars in thousands (except subscribers and revenue per subscriber)

35 Wireless - Network Statistics at December 31, 2017 Wireless Network Statistics Cell sites Legacy New (1) CDMA Base Stations (sites) 572 1,051 Sites with 2 nd LTE carrier 555 989 Sites with three carriers, including a 2 nd 182 268 carrier @ 1900 MHz Sites with 2.5 GHz LTE 162 207 Traffic % LTE traffic 97.8% 96.2% Data usage increase (Q over Q) 16.8% 28.9% Avg LTE speeds (Mbps) 7.4 7.9 Avg data usage per subscriber (GB) 10.0 9.4 Dropped call rate 0.33% 0.41% Blocked call rate 0.15% 0.18% (1) “New” is comprised of acquired nTelos and Q2’17 Expansion Areas.

36 Cable - Non - GAAP Financial Measure Average Revenue Q4'17 Q4'16 Net Service Revenue $ 25,452 $ 23,718 Set - top box rentals 2,079 2,122 FUSC and pass - through fees 456 414 Video, Internet & Voice Revenue 27,987 26,254 Other miscellaneous revenue 2,510 2,067 Total Operating Revenue $ 30,497 $ 28,321 Average Subscribers Revenue Generating Units (RGUs) 133,142 132,469 Average Customer Relationships 77,899 77,412 Average Revenue Per User (ARPU) Revenue Generating Units (RGUs) $ 70.07 $ 66.06 Customer Relationships $ 119.76 $ 113.05 Dollars in thousands (except subscribers and revenue per subscriber)

37 Wireless - Tower Statistics Mobile Tower Revenue ($ millions) Towers and Leases